Operating leases	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Operating leases

28. Operating leases

During the year ended 31 December 2018, $101m (2017: $86m, 2016: $84m) was recognised as an expense in the Group income statement in respect of operating leases, net of amounts borne directly by the System Fund. An additional $5m (2017: $6m, 2016: $7m) has been charged to the System Fund. The expense, recorded in the Group Income Statement, includes contingent rents of $51m (2017: $32m, 2016: $32m). $2m (2017: $2m, 2016: $2m) was recognised as income from sub-leases.

Future minimum lease payments under non-cancellable operating leases are as follows:

	2018 $m	2017 $m
Due within one year	56	56
One to two years	54	46
Two to three years	67	45
Three to four years	35	60
Four to five years	31	30
More than five years	266	297

	509	534

The average remaining term of these leases, which generally contain renewal options, is approximately 15 years (2017: 15 years). No material restrictions or guarantees exist in the Group’s lease obligations.

In addition, in certain circumstances the Group is committed to making additional lease payments that are contingent on the performance of the hotels that are being leased.

The leases acquired with the UK portfolio acquisition (see note 11) include variable payments where rentals are linked to the performance of the hotels by way of reductions in rentals in the event that lower than target cash flows are generated by the hotels. In the event that rent reductions are not applicable, the Group’s exposure to this type of rental payment is £48m per annum over the remaining lease term of 25 years. Additional rentals, which are uncapped, are also payable calculated as a percentage of the profit earned by the hotels.

Total future minimum rentals expected to be received under non-cancellable sub-leases are $3m (2017: $4m).